Exhibit 10.9

PROMISSORY NOTE

$15,300,000	New York, New York
June 29, 2011

FOR VALUE RECEIVED, TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company, having an address at c/o Thompson National Properties, LLC, 1900 Main Street, Suite 700, Irvine, CA 92614 (“Borrower”), hereby unconditionally promises to pay to the order of TL DOF III HOLDING CORPORATION, a Delaware corporation, having an address at c/o Torchlight Investors, 230 Park Avenue, 12th Floor, New York, New York 10169 (“Lender”), as payee, at its office set forth above or at such other place as the holder hereof may from time to time designate in writing, the principal sum of FIFTEEN MILLION-THREE HUNDRED THOUSAND and 00/100 Dollars ($15,300,000.00), or so much thereof as is advanced in lawful money of the United States of America with interest thereon to be computed from the date of this note (this “Note”), at the interest rate or, if applicable, the Default Rate, and to be paid in accordance with the terms of this Note and that certain credit agreement dated as of the date hereof between Borrower and Lender (the “Credit Agreement”). All capitalized terms not defined herein shall have the respective meanings set forth in the Credit Agreement.

ARTICLE I

PAYMENT TERMS

Borrower agrees to pay the principal sum of this Note, interest on the outstanding principal balance of this Note (including any component thereof consisting of Deferred Interest), the Origination Fee, the Exit Fee and the Prepayment Premium (if applicable) and all other amounts due under the Credit Agreement (collectively, the “Debt”), all in accordance with the terms of this Note and the Credit Agreement. The outstanding principal balance of this Note may only be prepaid in accordance with the Credit Agreement.

Interest on the outstanding principal balance of this Note shall accrue at the interest rate(s) specified in the Credit Agreement.

ARTICLE II

DEFAULT AND ACCELERATION

The Debt shall without notice become immediately due and payable at the option of Lender if unpaid on the Maturity Date or upon the occurrence of any other Event of Default.

ARTICLE III

DEFAULT INTEREST

During the continuance of an Event of Default, Lender shall be entitled to receive interest at the default rate specified in Section 4(c) of the Credit Agreement. This Article, however, shall not be construed as an agreement or privilege to extend the date of the payment of the Debt, nor as a waiver of any other right or remedy accruing to Lender by reason of the occurrence and continuance of an Event of Default.

ARTICLE IV

LOAN DOCUMENTS

This Note is secured by the Credit Agreement and the other Transaction Documents. All of the terms, covenants and conditions contained in the Credit Agreement and the other Transaction Documents are hereby made part of this Note to the same extent and with the same force as if they were fully set forth herein. In the event of a conflict or inconsistency between the terms of this Note and the terms of the Credit Agreement, the terms and provisions of the Credit Agreement shall govern.

ARTICLE V

SAVINGS CLAUSE

Notwithstanding anything to the contrary, (a) all agreements and communications between Borrower and Lender are hereby and shall automatically be limited so that, after taking into account all amounts deemed interest, the interest contracted for, charged or received by Lender shall never exceed the maximum legal rate, (b) in calculating whether any interest exceeds the maximum legal rate, all such interest shall be amortized, prorated, allocated and spread over the full amount and term of all principal indebtedness with respect to the Loan to Borrower by Lender, and (c) if through any contingency or event, Lender receives or is deemed to receive interest in excess of the maximum legal rate, any such excess shall be deemed to have been applied to the outstanding principal amount of the Loan, with any excess refunded to Borrower.

ARTICLE VI

NO ORAL CHANGE

This Note may not be modified, amended, waived, extended, changed, discharged or terminated orally or by any act or failure to act on the part of Borrower or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought.

ARTICLE VII

WAIVERS

Except as otherwise provided in the Credit Agreement, Borrower and all others who may become liable for the payment of all or any part of the Debt do hereby severally waive presentment and demand for payment, notice of dishonor, notice of intention to accelerate, notice of acceleration, protest and notice of protest and non-payment and all other notices of any kind. No release of any security for the Debt or extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note, the Credit Agreement or the other Transaction Documents made by agreement between Lender or any other Person shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrower, and any other Person who may become liable for the payment of all or any part of the Debt. No notice to or demand on Borrower shall be deemed to be a waiver of the obligation of Borrower or of the right of Lender to take further action without further notice or demand as provided for in this Note.

ARTICLE VIII

GOVERNING LAW; SUBMISSION TO JURISDICTION

THIS NOTE WAS NEGOTIATED IN THE STATE OF NEW YORK, AND MADE BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW YORK, AND THE PROCEEDS OF THIS NOTE WERE DISBURSED FROM THE STATE OF NEW YORK, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY. IN ALL RESPECTS, INCLUDING, WITHOUT LIMITATION, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE (WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS) AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA. TO THE FULLEST EXTENT PERMITTED BY LAW, BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER HEREBY UNCONDITIONALLY AND IRREVOCABLY WAIVE ANY CLAIM TO ASSERT THAT THE LAW OF ANY OTHER JURISDICTION GOVERNS THIS NOTE AND THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE MAY, AT THE OPTION OF LENDER, BE INSTITUTED IN ANY FEDERAL OR STATE COURT SITTING IN NEW YORK COUNTY, NEW YORK, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING. BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT SITTING IN NEW YORK, NEW YORK IN RESPECT OF ANY ACTION OR PROCEEDING ARISING UNDER THIS NOTE OR THE OTHER TRANSACTION DOCUMENTS.

ARTICLE IX

NOTICES

All notices or other written communications hereunder shall be delivered in accordance with the Credit Agreement.

ARTICLE X

TRIAL BY JURY

BORROWER AND, BY ITS ACCEPTANCE HEREOF, LENDER EACH AGREE NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND WAIVE ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST WITH REGARD TO THIS NOTE OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION HEREWITH. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND, BY ITS ACCEPTANCE OF THIS NOTE, LENDER, AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. EITHER PARTY IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY THE OTHER.

IN WITNESS WHEREOF, Borrower has duly executed this Note as of the day and year first above written.

BORROWER:

TNP SRT CONSTITUTION TRAIL, LLC, a Delaware limited liability company

By:	TNP Strategic Retail Operating Partnership,
L.P., a Delaware limited partnership
Its:	Sole Member

	By:	TNP Strategic Retail Trust, Inc., a Delaware corporation
	Its:	General Partner

	By:	/s/ James Wolford
	Name:	James Wolford
	Its:	CFO